UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021 (June 17, 2021)

VALUE EXCHANGE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Unit 602, Block B, 6 Floor,
Shatin Industrial Centre, 5-7 Yuen Shun Circuit,
Shatin, N.T., Hong Kong
(Address of principal executive offices) (Zip Code)

(852) 2950 4288
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Exchange on which registered
NONE	----	----

Item 7.01 Regulation FD Disclosure.

On June 17, 2021, Value Exchange International, Inc. (the "Company") provided information to a family office in Hong Kong SAR. A copy of the information, which responded to specific questions by the family office, (the "Investor Presentation") is attached hereto as Exhibit 99.1 and is incorporated by reference herein. A copy of the presentation will also be available on the Company's website at https://www.value-exch.com.

The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company's filings with the Securities and Exchange Commission (the "SEC") and other public announcements that the Company may make by press release or otherwise from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Investor Presentation or this current report on Form 8-K, although it may do so from time to time as its management believes is warranted. Updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information contained in this current report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed "filed" for purposed of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities under that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	June 17, 2021 Investor Presentation and Questions and Answers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE EXCHANGE INTERNATIONAL, INC.

By:	/s/ Kenneth Tan
Name:	Kenneth Tan
Title:	Chief Executive Officer
Date:	June 17, 2021

Exhibit Number	Description
99.1	June 17, 2021 Investor Presentation and Questions and Answers